Exhibit 99.6

WESTON CAPITAL MANAGEMENT, LLC
CONSOLIDATED BALANCE SHEET
MARCH 31, 2009

ASSETS

Current Assets
Cash	$2,975,509
Fees Receivable	3,157,229
Advances	939,987
Prepayments and Deposits	31,812

Total Current Assets	7,104,537

Fixed Assets - At Cost
Furniture and Equipment	465,401
Leasehold Improvements	77,027
542,428
Less Accumulated Depreciation	394,911

Net Book Value of Fixed Assets	147,517

Goodwill	6,471,597

TOTAL ASSETS	$13,723,651

LIABILITIES AND PARTNERS' CAPITAL

Liabilities
Accounts Payable	$621,940
Accrued Expenses	618,190
Other Liabilities	759,660

Total Liabilities	1,999,790

Partners' Capital	11,723,861

TOTAL LIABILITIES AND PARTNERS' CAPITAL	$13,723,651

The accompanying notes are an integral part of these financial statements.

WESTON CAPITAL MANAGEMENT, LLC
CONSOLIDATED STATEMENT OF INCOME AND PARTNERS' CAPITAL
THREE MONTHS ENDED MARCH 31, 2009

INCOME FROM OPERATIONS

Fee Revenue	$1,814,032
Interest and Other Income	27,274
Income from Operations	1,841,306

General and Administrative expenses	1,829,945

Operating Loss	11,361

Minority Interest in Subsidiary	(47,708)

Loss Before Provision for Taxes	(36,347)

Provision for Taxes	-

NET LOSS	(36,347)

Partners' Capital, Beginning	11,619,313

Minority Interest	167,040

Contributions	-

Withdrawals	-

Change in Translation	(26,145)

Partners' Capital, End	$11,723,861

The accompanying notes are an integral part of these financial statements.

WESTON CAPITAL MANAGEMENT, LLC
CONSOLIDATED STATEMENT OF CASH FLOWS
THREE MONTHS ENDED MARCH 31, 2009

Cash Flows From Operating Activities:
Net income	$(36,347)
Adjustments to reconcile net income to net cash used in operating activities
Depreciation	13,548
Minority Interest in Net Income	47,708
Translation Adjustment	(26,145)
(Increase) decrease in assets:
Fees Receivable	1,637,850
Advances	(9,763)
Increase (decrease) in Liabilities:
Accounts Payable	(2,127,078)
Accrued Expenses	229,442
Other Liabilities	206,182
Net cash provided (used in) by operating activities	(64,603)
Cash Flows From Financing Activities:
Net Cash Received of Minority Interest	119,333
Net cash provided (used in) by financing activities	119,333

Net Decrease in Cash	54,730

Cash, Beginning of Period	2,920,779

Cash, End of Period	$2,975,509

Supplemental Disclosure of Cash Flow information:
Cash paid during the quarter for:
Taxes	$37,946

The accompanying notes are an integral part of these financial statements.

WESTON CAPITAL MANAGEMENT, LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH  31, 2009

1.    ORGANIZATION AND BUSINESS

The consolidated financial statements of Weston Capital Management, LLC (a Delaware limited liability company (“Weston”)) include its wholly-owned subsidiaries Weston Capital Advisers Ltd. (a UK corporation registered with the Financial Services Authority (“FSA”)), Weston Capital Asset Management, Ltd. (a Bermuda corporation), Weston Capital Asset Management, LLC (a Delaware limited liability company and registered investment advisor), and Weston Financial Services, LLC (a Delaware limited liability company and a broker dealer registered with the National Association of Securities Dealers (“NASD”)) (“collectively, “The Weston Group”).

Included in the financial statements is the interest in three entities Weston Atlas Advisers, Ltd, Weston Atlas Partners, LLC and Weston Partners Advisors, Ltd collectively known as the Partners Fund.

The Weston Capital Group provides investment advisory services as a fund management organization specializing in alternative investments.  It develops multi-manager and single-manager investment fund products; designs customized investment portfolios as well as provide investment management and administrative services.

All material intercompany transactions and balances have been eliminated when consolidated.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       Advertising

Advertising costs are expensed as incurred.

Advances

Advances primarily represent developmental expenditures made on behalf of new funds.  Advances will be repaid when the funds become operational.

WESTON CAPITAL MANAGEMENT, LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2009

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

Revenue Recognition

The Weston Group earns management fees ranging from 1% to 2% per annum of the month-end net assets and quarterly performance-based fees ranging from 10% to 20% of the trading profits, as defined in the respective agreements for Weston sponsored products and other consulting roles.  Performance-based fees for the various product groups are generally paid on the basis of investment profits, as defined in the respective agreements, determined as of each quarterly period.  Fees are subject to rebate arrangements, and revenues are reflected net of those rebates.

The Weston Group earns, for some of the funds it sponsors, an operating expense fee of the difference between 1% of the various Funds’ net assets per annum and the Funds’ ordinary operating expenses if less than 1%.  Net operating expenses earned for the three months ending March 31, 2009 equaled $226,035.

Fixed Assets and Leasehold Improvements

Fixed assets and leasehold improvements are carried at cost.  Depreciation and amortization is computed on a straight-line basis using rates that are consistent with the assets useful life or lease term.

Compensated Absences

No accrual has been made for compensated absences since vacations are taken throughout the year, and the amounts are neither easily estimated nor material.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

Concentration of Credit Risk
During the year, cash balances in the Bank of New Canaan and Fortis checking account exceeded the amount of $250,000 which is insured by the F.D.I.C.  In accordance with FASB #105 this represents a concentration of credit risk.

WESTON CAPITAL MANAGEMENT, LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2009

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

Goodwill

During June 2006, the interest of Brigadier Investments Ltd was purchased for $10,000,000.  Goodwill represents the residual purchase price remaining after allocation of the purchase price, based upon the fair value of assets acquired.  Goodwill and intangible assets deemed to have indefinite lives are not amortized, but are subject to annual impairment test.  Intangible assets deemed to have definite lives are amortized over their estimated useful lives. The Company annually reviews goodwill for recoverability based primarily on a multiple of earnings analysis comparing the fair value to the carrying value.  As required by SFAS No. 142, the Company will assess goodwill annually for impairment and more frequently if impairment indicators are identified during the year.

 3.   INCOME TAXES

Members of limited liability companies treated as partnerships for income tax purposes are responsible for income taxes based upon their respective share of company income.  For the three months ending March 31, 2009,  a net loss was recorded by Weston Capital Advisers, Ltd, and as such no provision for corporate taxes are included in the accompanying financial statements.

WESTON CAPITAL MANAGEMENT, LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2009

4.    LEASE COMMITMENTS

The Company leases various equipment and office space under noncancelable operating lease arrangements.  The Company does not currently utilize any other off-balance sheet financing arrangements.  The office space leases are generally for terms of one to ten years.  As of March 31, 2009, the Company's total future minimum lease payments under noncancelable operating leases were $839,967 of which $656,083 related to leases of office space.

Rent expense under all operating leases, including both cancelable and noncancelable leases, was $155,661.

Future minimum lease payments under noncancelable operating leases having remaining terms in excess of one year as of March 31, 2009:

Years	Total

Remaining 2009	366,536
2010	401,247
2011	56,070
2012	16,114

Total minimum lease payments	$839,967

5.   MAJOR CLIENT

Included in the fees earned during the three months ending March 31, 2010, were net fees earned from The Wimbledon Fund SPC - Class C shares amounting to $947,287, from WHDN amounting to $304,208, and from The Wimbledon Fund SPC – Class TT shares amounting to $234,733.

WESTON CAPITAL MANAGEMENT, LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH  31, 2009

6.    RETIREMENT PLANS

a.	The Company has a profit sharing plan covering substantially all of its full time employees. The Company made no annual contributions to the plan for the three months ending March 31, 2009.

b.	The Company has a 401(k) profit sharing plan for all full-time employees upon a short waiting period upon hire. The Company will match employee contributions up to 3%.

7.    CONTINGENCY

Weston has been named as a defendant in a lawsuit pending in the United States District Court, brought by a former employee.  This action was filed on March 21, 2007 pursuant to Title VII of the Civil Rights Act of 1964, as amended, asserting sex and pregnancy discrimination.  Discovery is ongoing in the case and a trial date has not yet been assigned.  Weston is defending the case vigorously and believes that the allegations of this lawsuit are without merit.

8.    SUBSEQUENT EVENT

Weston and Albert Hallac have been named as defendants in a lawsuit pending in the Connecticut Superior Court, brought by a former employee.  This action was filed on or about April 7, 2009.  The complaint alleges a violation of the Connecticut Wage Statute, Breach of Contract and Breach of the Implied Covenant of Good Faith and Fair Dealing.  The Company denies the claims and on May 28, 2009 asserted special defenses and a counterclaim against the former employee.  In the counterclaim, the Company alleges Breach of Contract, Breach of Fiduciary Duty and Negligent Misrepresentation.  Discovery is ongoing in the case and a trial date has not yet been assigned. Weston and Albert Hallac are defending the case vigorously and believe that the allegations of this lawsuit are without merit.